SUPPLEMENT DATED MAY 28, 2009
TO
PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE
ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

The Periodic Charges Other Than Fund Operating Expenses Table is deleted and replaced with the following:

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(Per $1000 of SFA Net Amount at Risk)
$1000.00[4] $0.42[4]
$1.44
Cost of Insurance for SIA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(Per $1000 of SIA Net Amount at Risk)
$1000.00[4] $0.42[4]
$1.44
Mortality and Expense Risk Charge[5] Maximum Charge:	At the beginning of each Policy Month	(On the assets allocated to the Investment Options in the Variable Account)
0.60%
Monthly Expense Charge[6] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	$8.00 + $0.52 per $1000 of SFA and SIA $8.00 + $0.01 per $1000 of SFA and SIA $8.00 + $0.08 per $1000 of SFA and SIA
Loan Interest[7]	At the end of each Policy Year	(as a % of Policy Debt)
4.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk) $20.00

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.